Exhibit 99.2

Table 1A: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Fourth Quarter and Year-to-Date, 2005 vs. 2004
(in millions, except per share amounts)

	Three months ended December 31,				Twelve months ended December 31,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2005	2004	2005	2004	2005	2004	2005	2004

PG&E Corporation Earnings from Operations [1]	$179	$186	$0.49	$0.44	$906	$901	$2.34	$2.12
Items Impacting Comparability [2]
Establishment of Regulatory Assets under Chapter 11 Settlement Agreement	-	-	-	-	-	2,950	-	6.92
Recovery of Electric Industry Restructuring Costs	-	30	-	0.07	-	30	-	0.07
2003 GRC Settlement	-	-	-	-	-	120	-	0.28
Energy Crisis/ Chapter 11 Interest Costs	-	14	-	0.03	(3)	(80)	(0.01)	(0.18)
AEAP Settlement	93	-	0.25	-	93	-	0.24	-
Senior Secured Notes Redemption	-	(30)	-	(0.07)	-	(30)	-	(0.07)
Chromium Litigation Settlement Adjustment	(91)	-	(0.25)	-	(91)	-	(0.23)	-
Dividend Participation Rights	-	(13)	-	(0.03)	-	(54)	-	(0.13)
Other	(1)	-	-	-	(1)	(17)	-	(0.04)
Total	1	1	-	-	(2)	2,919	-	6.85
NEGT [3]	-	684	-	1.60	13	684	0.03	1.60
PG&E Corporation Earnings on a GAAP basis	$180	$871	$0.49	$2.04	$917	$4,504	$2.37	$10.57

1	Earnings from operations exclude items impacting comparability as noted in the following discussion.
2	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
3
During the third quarter of 2005, PG&E Corporation received additional information from NEGT regarding income to be included in PG&E Corporation’s 2004 federal income tax return. This information was incorporated in the 2004 tax return, which was filed with the IRS in September 2005. As a result, $13 million was recognized in income from discontinued operations in the third quarter of 2005.

Table 1B: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Fourth Quarter and Year-to-Date, 2005 vs. 2004
(in millions, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,

	Earnings (Loss)		Earnings (Loss)
	2005	2004	2005	2004
Pacific Gas and Electric Company Earnings from Operations [1]	$181	$191	$919	$931
Items Impacting Comparability [2]
Establishment of Regulatory Assets under Chapter 11 Settlement Agreement	-	-	-	2,950
Recovery of Electric Industry Restructuring Costs	-	30	-	30
2003 GRC Settlement	-	-	-	120
Energy Crisis/ Chapter 11 Interest Costs	-	22	(3)	(53)
AEAP Settlement	93	-	93	-
Chromium Litigation Settlement Adjustment	(91)	-	(91)	-
Other	-	-	-	(17)
Total	2	52	(1)	3,030
Pacific Gas and Electric Company Earnings on a GAAP basis	$183	$243	$918	$3,961

[1]	Earnings from operations exclude items impacting comparability as noted in the following discussion.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

DISCUSSION RELATED TO TABLES 1A and 1B:

Items impacting comparability for the three months ended December 31, 2005 include:

a)
Annual Earnings Assessment Proceeding, or AEAP, revenues of approximately $93 million ($0.25 per share), after-tax, as a result of an
October 27, 2005 CPUC decision allowing the Utility to recover shareholder incentives for successful implementation for certain public purpose programs; and

b)
An additional accrual of $91 million ($0.25 per share), after-tax, to reflect both the February 3, 2006 settlement of most of the claims in the “chromium litigation” pending against the Utility and an accrual for the remaining unresolved claims.

Items impacting comparability for the three months ended December 31, 2004 include:

a)
Approximately $30 million ($0.07 per share), after-tax, representing a December 2, 2004 CPUC decision approving recovery of previously incurred costs related to the implementation of electric industry restructuring;

b)
Recovery of previously incurred incremental interest costs at the Utility of $22 million, after-tax, which was offset by $8 million, after-tax, of additional interest expense at PG&E Corporation related to the increased amount and cost of debt resulting from the California energy crisis and the Utility’s Chapter 11 proceeding. These costs were approved for recovery by the CPUC in the fourth quarter of 2004;

c)	A charge of approximately $30 million ($0.07 per share), after-tax, associated with the redemption of PG&E Corporation’s $600 million 6 7/8% Senior Secured Notes on November 15, 2004; and

d)
A charge related to the change in the estimated value of non-cumulative dividend participation rights of approximately $13 million ($0.03 per share), after-tax, included within PG&E Corporation’s $280 million principal amount of 9.5% Convertible Subordinated Notes.

Items impacting comparability for the twelve months ended December 31, 2005 include:

a)
The net effect of incremental interest costs of approximately $3 million ($0.01 per share), after-tax incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility’s Chapter 11 proceeding, which are not considered recoverable;

b)
AEAP revenues of approximately $93 million ($0.24 per share), after-tax, as a result of an October 27, 2005 CPUC decision allowing the Utility to recover shareholder incentives for successful implementation for certain public purpose programs; and

c)
An additional accrual of $91million ($0.23 per share), after-tax, to reflect both the February 3, 2006 settlement of most of the claims in the “chromium litigation” pending against the Utility and an accrual for the remaining unresolved claims.

Items impacting comparability for the twelve months ended December 31, 2004 include:

a)
A gain of approximately $2,950 million ($6.92 per share) related to the establishment of regulatory assets contemplated in the December 19, 2003 settlement agreement, or Settlement Agreement, entered into between the Utility, PG&E Corporation and the CPUC to resolve the Utility’s Chapter 11 proceeding;

b)
Approximately $30 million ($0.07 per share), after-tax, representing a December 2, 2004 CPUC decision approving recovery of previously incurred costs related to the implementation of electric industry restructuring;

c)
The Utility’s recognition of a gain of approximately $120 million ($0.28 per share), after-tax, related to the prior year impact and regulatory asset recognition resulting from the CPUC decision approving the 2003 GRC;

d)
A charge of approximately $80 million which includes the net effect of incremental interest costs of $53 million, after-tax, incurred by the Utility and $14 million, after-tax, incurred by PG&E Corporation, related to the increased amount and cost of debt resulting from the California energy crisis and the Utility’s Chapter 11 filing, and $13 million ($0.03 per share), after-tax, primarily consisting of external legal consulting fees, financial advisory fees, and other costs related to the Utility’s and NEGT’s Chapter 11 filings;

e)	A charge of approximately $30 million ($0.07 per share), after-tax, associated with the redemption of PG&E Corporation’s $600 million 6 7/8% Senior Secured Notes on November 15, 2004;

f)
A charge related to the change in the estimated value of non-cumulative dividend participation rights of $54 million ($0.13 per share) included within PG&E Corporation’s $280 million principal amount of 9.5% Convertible Subordinated Notes; and

g)	The Utility’s recognition of $17 million ($0.04 per share) in charges related to obligations to invest in clean energy technology and donate land, included in the Settlement Agreement.

Table 2: PG&E Corporation Earnings per Common Share from Operations
Fourth Quarter 2005 vs. Fourth Quarter 2004
($/Share, Diluted)

Q4 2004 EPS from Operations [1]	$0.44

Higher equity earnings on rate base [2]	0.03
Fewer shares outstanding	0.07
Gas transmission revenue	0.01
AEAP Settlement	0.05
Miscellaneous Items	0.01

Elimination of earnings on the settlement regulatory asset [3]	(0.07)
ERB Series 2 equity carrying cost credit	(0.02)
Diablo Canyon refueling outage revenue	(0.02)
Environmental remediation	(0.01)

Q4 2005 EPS from Operations [1]	$0.49

Table 3: PG&E Corporation Earnings per Common Share from Operations
Year-to-Date 2005 vs. Year-to-Date 2004
($/Share, Diluted)

Q4 2004 YTD EPS from Operations [1]	$2.12

Higher equity earnings on rate base [2]	0.11
Fewer shares outstanding	0.22
Diablo Canyon refueling outage	0.02
Lower interest and other miscellaneous at PG&E Corporation	0.03
AEAP Settlement	0.04
Gas transmission revenue	0.04
A/R Uncollectible Expense	0.03
Electric Transmission contract settlements	0.04
Miscellaneous items	0.01

Elimination of earnings on the settlement regulatory asset [3]	(0.26)
ERB Series 2 equity carrying cost credit	(0.02)
Environmental remediation	(0.04)

Q4 2005 YTD EPS from Operations [1]	$2.34

[1]	See Tables 1A and 1B for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
[2]	The Utility’s equity ratio did not reach its authorized level of 52% until January 2005.
[3]
The Utility earned a return on equity on the settlement regulatory asset only through February 10, 2005 (when the first series of energy recovery bonds were issued to refinance the after-tax portion of the settlement regulatory asset) compared to three full quarters in 2004.

Table 4: PG&E Corporation Share Statistics
Fourth Quarter 2005 vs. Fourth Quarter 2004
(shares in millions, except per share amounts)

	Fourth Quarter 2005	Fourth Quarter 2004	% Change
Common Stock Data

Book Value per share - end of period [1]	$19.94	$20.90	(4.59)

Weighted average common shares outstanding, basic	359	401	(10.47)
Employee stock-based compensation, warrants and accelerated share repurchase program	5	8	(37.50)
Weighted average common shares outstanding, diluted	364	409	(11.00)
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	383	428	(10.51)

1   Common shareholders’ equity per common share outstanding (excluding shares held by Elm Power Corporation, a wholly owned subsidiary of PG&E Corporation) at period end.

Source: PG&E Corporation’s Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 5: Pacific Gas and Electric Company Operating Statistics
Fourth Quarter and Year-Ended, 2005 vs. 2004

	Three Months Ending December 31,		Twelve Months Ending December 31,
	2005	2004	2005	2004

Electric Sales (in millions kWh)
Residential	7,046	7,279	29,752	29,453
Commercial	8,141	8,076	32,375	32,268
Industrial	3,766	3,656	14,932	14,796
Agricultural	899	884	3,742	4,300
BART, public street and highway lighting	196	1,710	792	2,091
Other electric utilities	6	18	33	28
Sales from Energy Deliveries	20,054	21,623	81,626	82,936

Total Electric Customers at December 31, 2005			5,007,772	4,942,002

Bundled Gas Sales (in millions MCF)
Residential	45	58	194	203
Commercial	19	21	77	78
Industrial	-	-	-	-
Total Bundled Gas Sales	64	79	271	281
Transportation Only	153	136	573	597
Total Gas Sales	217	215	844	878

Total Gas Customers at December 31, 2005			4,182,804	4,112,010

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	3,551	3,378	17,692	15,210
Hydro (net)	2,074	2,195	11,866	10,290
Fossil	211	238	1,044	912
Total Utility Generation	5,836	5,811	30,602	26,412
Purchased Power
Qualifying Facilities	3,493	4,411	16,998	18,765
Irrigation Districts	795	597	3,900	3,866
Other Purchased Power	183	110	1,071	543
Spot Market Purchases/Sales, net	2,807	4,420	3,716	11,381
Total Purchased Power	7,278	9,538	25,685	34,555
Delivery from DWR	5,211	5,085	20,476	19,938

Delivery to Direct Access Customers	2,166	2,332	8,867	9,210

Others (includes energy loss)	(437)	(1,143)	(4,004)	(7,179)

Total Electric Energy Delivered	20,054	21,623	81,626	82,936

Diablo Canyon Performance
Overall capacity factor (including refuelings)	75%	70%	93%	80%
Refueling outage period	10/23-12/3	10/25-12/16	10/23-12/3	3/22-6/7 10/25-12/16
Refueling outage duration during the period (days)	41.0	52.0	41.0	129.5

Table 6: PG&E Corporation 2006 Earnings per Common Share (EPS) Guidance

	Low	High

EPS Guidance on an Earnings from Operations Basis	$2.40	$2.50

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.40	$2.50

Management's statements regarding 2006 guidance for earnings from operations per share for PG&E Corporation constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns an authorized return on equity of 11.35% and that the Utility makes certain capital expenditures as projected. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•  Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
•  How the Utility manages its responsibility to procure electric capacity and energy for its customers;
•  The adequacy and price of natural gas supplies, the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
•  The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able  to timely increase its spent nuclear fuel storage capacity at Diablo Canyon by 2007;
•  Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;
•  The outcome of proceedings pending at the Federal Energy Regulatory Commission (FERC) and the CPUC, including the CPUC’s pending investigation into the Utility’s billing and collection practices;
•  How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the
        California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
•  The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
•  The outcome of the litigation pending against the Utility in California state court involving allegations of injury allegedly caused by exposure to chromium at certain of the Utility's gas compressor stations and other pending litigation;
•  Increased municipalization and other forms of bypass in the Utility’s service territory; and
•  Other factors discussed in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2005.

Table 7: Rate Base - Pacific Gas and Electric Company
(in billions)

	2004	2005	2006
	Recorded	Recorded	Estimated
Total Weighted Average Rate Base	$14.8	$15.1	$16.2

The estimate of rate base for 2006 and the forecast of capital expenditures that the estimate is based on are forward looking statements that are subject to various risks and uncertainties, including that the forecasted expenditures will not be made or will not be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 8: General Earnings Sensitivities for 2006
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact

Rate base	+/- $100 million change in rate base [1]	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

1    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2006 earnings are forward looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 9: Cash Flow Sources and Uses
Year-to-Date 2005
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, January 1, 2005	$972

Sources of Cash
Cash from operations	$2,409
Decrease in restricted cash	434
Net proceeds from sale of assets	39
Debt issued	451
Proceeds from issuance of energy recovery bonds, net	2,711
Common stock issued	243
Other, net	71
$6,358

Uses of Cash
Capital expenditures	$(1,804)
Contributions to and earnings from nuclear decommissioning trusts, net	(90)
Net (repayments) borrowings under credit facilities and short-term borrowings	(40)
Long-term debt matured, redeemed, or repurchased	(1,556)
Rate reduction bonds matured	(290)
Energy recovery bonds matured	(140)
Preferred stock with mandatory redemption provisions redeemed	(122)
Preferred stock without mandatory redemption provisions redeemed	(37)
Common stock repurchased	(2,188)
Preferred dividends paid	(16)
Common stock dividends paid	(334)
$(6,617)

Cash and Cash Equivalents, December 31, 2005	$713

Source: PG&E Corporation’s Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Table 10: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
2005 vs. 2004
(in millions)

	2005	2004	Change

Cash Flow from Operating Activities (YTD December 31)
PG&E Corporation	$43	$18	$25
Pacific Gas and Electric Company	2,366	1,838	528
	$2,409	$1,856	$553

Consolidated Cash Balance (at December 31)
PG&E Corporation	$250	$189	$61
Pacific Gas and Electric Company	463	783	(320)
	$713	$972	$(259)

Consolidated Restricted Cash Balance (at December 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company	1,546	1,980	(434)
	$1,546	$1,980	$(434)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Table 11: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
2005 vs. 2004
(in millions)

	Balance At December 31,
	2005	2004

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Other long-term debt	-	1
Less: current portion	-	(1)
	280	280
Utility
Senior notes/first mortgage bonds
3.60% to 6.05% bonds, due 2009-2034	5,100	6,200
Unamortized discount, net of premium	(17)	(17)
Total senior notes/first mortgage bonds	5,083	6,183
Pollution control bond loan agreements, variable rates, due 2026	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023	345	345
Pollution control bond loan agreements, variable rates, due 2016-2026	454	-
Pollution control bond reimbursement agreements, variable rates, due 2005	-	454
Other	2	4
Less: current portion	(2)	(757)
Long-term debt, net of current portion	6,696	7,043
Total consolidated long-term debt, net of current portion	$6,976	$7,323

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 12: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions, except interest rates)

(in millions)	2006	2007	2008	2009	2010	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	-	-	-	-	9.50%	-	9.50%
Fixed rate obligations	$-	$-	$-	$-	$280	-	$$280
Utility
Average fixed interest rate	-	3.50%	-	3.60%		5.56%	5.22%
Fixed rate obligations	$-	$345	$-	$600		$$4,683	$5,628
Variable interest rate as of December 31, 2005	-	-	-	-	3.73%	3.20%	3.51%
Variable rate obligations	$-	$-	$-	$-	$614	$454	$1,068
Other	$2	$-	$-	$-	$-	$-	$2
Total consolidated long-term debt	$2	$345	$-	$600	$894	$5,137	$6,978

Utility
Average fixed interest rate	6.44%	6.48%	-	-	-	-	6.46%
Rate reduction bonds	$290	$290	$-	$-	$-	$-	$580
Average fixed interest rate	3.94%	4.19%	4.19%	4.36%	4.49%	4.63%	4.37%
Energy recovery bonds	$316	$340	$354	$369	$386	$827	$2,592

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 13: PG&E Corporation
Consolidated Statements of Income

	(Unaudited) Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Operating Revenues
Electric	$2,380	$1,971	$7,927	$7,867
Natural gas	1,352	1,015	3,776	3,213
Total operating revenues	3,732	2,986	11,703	11,080
Operating Expenses
Cost of electricity	785	732	2,410	2,770
Cost of natural gas	898	629	2,191	1,724
Operating and maintenance	1,220	615	3,397	2,865
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	415	426	1,735	1,497
Reorganization professional fees and expenses	-	-	-	6
Total operating expenses	3,318	2,402	9,733	3,962
Operating Income	414	584	1,970	7,118
Reorganization interest income	-	-	-	8
Interest income	21	9	80	55
Interest expense	(146)	(231)	(583)	(797)
Other expense, net	(2)	(61)	(19)	(98)
Income Before Income Taxes	287	301	1,448	6,286
Income tax provision	107	114	544	2,466
Income From Continuing Operations	180	187	904	3,820
Discontinued Operations	-	684	13	684
Net Income	$180	$871	$917	$4,504
Weighted Average Common Shares Outstanding, Basic	359	401	372	398
Earnings Per Common Share From Continuing Operations, Basic	$0.49	$0.45	$2.37	$9.16
Net Earnings Per Common Share, Basic	$0.49	$2.07	$2.40	$10.80
Earnings Per Common Share From Continuing Operations, Diluted	$0.49	$0.44	$2.34	$8.97
Net Earnings Per Common Share, Diluted	$0.49	$2.04	$2.37	$10.57
Dividends Declared Per Common Share	$0.33	$-	$1.23	$-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 14: PG&E Corporation
Consolidated Balance Sheets

	Balance At
(in millions)	December 31,	December 31,
	2005	2004
ASSETS
Current Assets
Cash and cash equivalents	$713	$972
Restricted cash	1,546	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of $77 million in 2005 and $93 million in 2004)	2,422	2,085
Regulatory balancing accounts	727	1,021
Inventories:
Gas stored underground and fuel oil	231	175
Materials and supplies	133	129
Income taxes receivable	21	-
Prepaid expenses and other	187	46
Total current assets	5,980	6,408
Property, Plant and Equipment
Electric	22,482	21,519
Gas	8,794	8,526
Construction work in progress	738	449
Other	16	15
Total property, plant and equipment	32,030	30,509
Accumulated depreciation	(12,075)	(11,520)
Net property, plant and equipment	19,955	18,989
Other Noncurrent Assets
Regulatory assets	5,578	6,526
Nuclear decommissioning funds	1,719	1,629
Other	842	988
Total other noncurrent assets	8,139	9,143
TOTAL ASSETS	$34,074	$34,540

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 14 (continued): PG&E Corporation
Consolidated Balance Sheets

	Balance At
	December 31,	December 31,
	2005	2004
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$260	$300
Long-term debt, classified as current	2	758
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	316	-
Accounts payable:
Trade creditors	980	762
Disputed claims and customer refunds	1,733	2,142
Regulatory balancing accounts	840	369
Other	441	352
Interest payable	473	461
Income taxes payable	-	185
Deferred income taxes	181	394
Other	1,416	905
Total current liabilities	6,932	6,918
Noncurrent Liabilities
Long-term debt	6,976	7,323
Rate reduction bonds	290	580
Energy recovery bonds	2,276	-
Regulatory liabilities	3,506	4,035
Asset retirement obligations	1,587	1,301
Deferred income taxes	3,092	3,531
Deferred tax credits	112	121
Preferred stock of subsidiary with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding at December 31, 2005, 4,925,000 shares outstanding at December 31, 2004)	-	122
Other	1,833	1,690
Total noncurrent liabilities	19,672	18,703
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	286
Preferred Stock
Preferred stock, no par value, 80,000,000 shares, $100 par value, 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 366,868,512 common and 1,399,990 restricted shares in 2005 and issued 417,014,431 common and 1,601,710 restricted shares in 2004	5,827	6,518
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	(22)	(26)
Accumulated earnings	2,139	2,863
Accumulated other comprehensive loss	(8)	(4)
Total common shareholders' equity	7,218	8,633
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,074	$34,540

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 15: PG&E Corporation
Consolidated Statements of Cash Flows

(in millions)	Year Ended December 31,
	2005	2004

Net income	$917	$4,504
Gain on disposal of NEGT (net of income tax benefit of $13 million in 2005 and income tax expense of $374 million in 2004)	(13)	(684)
Net income from continuing operations	904	3,820
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,698	1,497
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(659)	2,607
Other deferred charges and noncurrent liabilities	33	(519)
Loss from retirement of long-term debt	-	65
Tax benefit from employee stock plans	50	41
Gain on sale of assets	-	(19)
Net effect of changes in operating assets and liabilities:
Accounts receivable	(245)	(85)
Inventories	(60)	(12)
Accounts payable	257	273
Accrued taxes	(207)	(122)
Regulatory balancing accounts, net	254	(590)
Other current assets	29	760
Other current liabilities	273	(48)
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other	82	110
Net cash provided by operating activities	2,409	1,856
Cash Flows From Investing Activities
Capital expenditures	(1,804)	(1,559)
Net proceeds from sale of assets	39	35
Decrease (increase) in restricted cash	434	(1,216)
Proceeds from nuclear decommissioning trust investments	2,918	1,821
Investment in nuclear decommissioning trust	(3,008)	(1,972)
Other	23	(27)
Net cash used in investing activities	(1,398)	(2,918)
Cash Flows From Financing Activities
Net borrowings under accounts receivable facility and working capital facility	260	300
Net repayment under working capital facility	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $107 million in 2004	451	7,742
Proceeds from issuance of energy recovery bonds, net of issuance costs of $21 million in 2005	2,711	-
Long-term debt matured, redeemed or repurchased	(1,556)	(9,054)
Rate reduction bonds matured	(290)	(290)
Energy recovery bonds matured	(140)	-
Preferred stock with mandatory redemption provisions redeemed	(122)	(15)
Preferred stock without mandatory redemption provisions redeemed	(37)	-
Common stock issued	243	162
Common stock repurchased	(2,188)	(378)
Preferred stock dividends paid	(16)	(90)
Common stock dividends paid	(334)	-
Other	48	(1)

Table 15 (continued): PG&E Corporation
Consolidated Statements of Cash Flows

Net cash used in financing activities	(1,270)	(1,624)
Net change in cash and cash equivalents	(259)	(2,686)
Cash and cash equivalents at January 1	972	3,658
Cash and cash equivalents at December 31	$713	$972

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$16
Cash paid for:
Interest (net of amounts capitalized)	403	646
Income taxes paid, net	1,392	128
Reorganization professional fees and expenses	-	61
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$115	$-
Transfer of liabilities and other payables subject to compromise (to) from operating assets and liabilities	-	(2,877)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 16: PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

	Common Stock
	Shares	Amount	Common Stock Held by Subsidiary	Unearned Compensation	Reinvested Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Common Share- holders' Equity	Comprehensive Income (Loss)
Balance at December 31, 2002	405,486,015	$6,274	$(690)	$-	$(1,878)	$(93)	$3,613

Net income	-	-	-	-	420	-	420	$420
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax benefit of $10 million)	-	-	-	-	-	(8)	(8)	(8)
Retirement plan remeasurement (net of income tax benefit of $3 million)	-	-	-	-	-	(4)	(4)	(4)
Net reclassification to earnings (net of income tax expense of $27 million)	-	-	-	-	-	17	17	17
Foreign currency translation adjustment (net of income tax expense of $5 million)	-	-	-	-	-	3	3	3
Comprehensive income								$428
Common stock issued	8,796,632	166	-	-	-	-	166
Common stock warrants exercised	702,367	-	-	-	-	-	-
Common restricted stock issued	1,590,010	28	-	(28)	-	-	-
Common restricted stock cancelled	(54,742)	(1)	-	1	-	-	-
Common restricted stock amortization	-	-	-	7	-	-	7
Other	-	1	-	-	-	-	1
Balance at December 31, 2003	416,520,282	$6,468	$(690)	$(20)	$(1,458)	$(85)	$4,215
Net income	-	-	-	-	4,504	-	4,504	$4,504
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
NEGT losses reclassified to earnings upon elimination of equity interest by PG&E Corporation (net of income tax expense of $43 million)	-	-	-	-	-	77	77	77
Other	-	-	-	-	-	1	1	1
Comprehensive income								$4,585
Common stock issued	8,410,058	162	-	-	-	-	162
Common stock repurchased	(10,783,200)	(167)	-	-	(183)	-	(350)

Table 16 (continued): PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

Common stock held by subsidiary	-	-	(28)	-	-	-	(28)
Common stock warrants exercised	4,003,812	-	-	-	-	-	-
Common restricted stock issued	498,910	16	-	(16)	-	-	-
Common restricted stock cancelled	(33,721)	(1)	-	1	-	-	-
Common restricted stock amortization	-	-	-	9	-	-	9
Tax benefit from employee stock plans	-	41	-	-	-	-	41
Other	-	(1)	-	-	-	-	(1)
Balance at December 31, 2004	418,616,141	$6,518	$(718)	$(26)	$2,863	$(4)	$8,633
Net income	-	-	-	-	917	-	917	$917
Minimum pension liability adjustment (net of income tax benefit of $3 million)	-	-	-	-	-	(4)	(4)	(4)
Comprehensive income								$913
Common stock issued	10,264,535	247	-	-	-	-	247
Common stock repurchased	(61,139,700)	(998)	-	-	(1,190)	-	(2,188)
Common stock warrants exercised	295,919	-	-	-	-	-	-
Common restricted stock issued	347,710	13	-	(13)	-	-	-
Common restricted stock cancelled	(116,103)	(4)	-	4	-	-	-
Common restricted stock amortization	-	-	-	13	-	-	13
Common stock dividends paid	-	-	-	-	(334)	-	(334)
Common stock dividends declared but not yet paid	-	-	-	-	(115)	-	(115)
Tax benefit from employee stock plans	-	50	-	-	-	-	50
Other	-	1	-	-	(2)	-	(1)
Balance at December 31, 2005	368,268,502	$5,827	$(718)	$(22)	$2,139	$(8)	$7,218
Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 17: Pacific Gas and Electric Company
Consolidated Statements of Income

	(Unaudited)
(in millions)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Operating Revenues
Electric	$2,380	$1,971	$7,927	$7,867
Natural gas	1,353	1,015	3,777	3,213
Total operating revenues	3,733	2,986	11,704	11,080
Operating Expenses
Cost of electricity	785	732	2,410	2,770
Cost of natural gas	898	629	2,191	1,724
Operating and maintenance	1,218	615	3,399	2,842
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	414	426	1,734	1,494
Reorganization professional fees and expenses	-	-	-	6
Total operating expenses	3,315	2,402	9,734	3,936
Operating Income	418	584	1,970	7,144
Reorganization interest income	-	-	-	8
Interest income	16	5	76	42
Interest expense (non-contractual interest expense of $31 million in 2004 and $131 million in 2003)	(138)	(155)	(554)	(667)
Other income (expense), net	9	(35)	16	16
Income Before Income Taxes	305	399	1,508	6,543
Income tax provision	118	151	574	2,561
Net Income	187	248	934	3,982
Preferred stock dividend requirement	4	5	16	21
Income Available for Common Stock	$183	$243	$918	$3,961

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 18: Pacific Gas and Electric Company
Consolidated Balance Sheets

	Balance At
(in millions)	December 31,	December 31,
	2005	2004

ASSETS
Current Assets
Cash and cash equivalents	$463	$783
Restricted cash	1,546	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of
$77 million in 2005 and $93 million in 2004)	2,422	2,085
Related parties	3	2
Regulatory balancing accounts	727	1,021
Inventories:
Gas stored underground and fuel oil	231	175
Materials and supplies	133	129
Income tax receivable	48	-
Prepaid expenses and other	183	43
Total current assets	5,756	6,218
Property, Plant and Equipment
Electric	22,482	21,519
Gas	8,794	8,526
Construction work in progress	738	449
Total property, plant and equipment	32,014	30,494
Accumulated depreciation	(12,061)	(11,507)
Net property, plant and equipment	19,953	18,987
Other Noncurrent Assets
Regulatory assets	5,578	6,526
Nuclear decommissioning funds	1,719	1,629
Related parties receivable	23	-
Other	754	942
Total other noncurrent assets	8,074	9,097
TOTAL ASSETS	$33,783	$34,302

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 18 (continued): Pacific Gas and Electric Company
Consolidated Balance Sheets

	Balance At
(in millions, except share amounts)	December 31,	December 31,
	2005	2004

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
Short term borrowings	$260	$300
Long-term debt, classified as current	2	757
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	316	-
Accounts payable:
Trade creditors	980	762
Disputed claims and customer refunds	1,733	2,142
Related parties	37	20
Regulatory balancing accounts	840	369
Other	423	337
Interest payable	460	461
Income taxes payable	-	102
Deferred income taxes	161	377
Other	1,255	869
Total current liabilities	6,757	6,786
Noncurrent Liabilities
Long-term debt	6,696	7,043
Rate reduction bonds	290	580
Energy recovery bonds	2,276	-
Regulatory liabilities	3,506	4,035
Asset retirement obligations	1,587	1,301
Deferred income taxes	3,218	3,629
Deferred tax credits	112	121
Preferred stock with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding at December 31, 2005 and 4,925,000 shares outstanding at December 31, 2004)	-	122
Other	1,691	1,555
Total noncurrent liabilities	19,376	18,386
Commitments and Contingencies
Shareholders Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5% to 6%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares in 2005 and 4.36% to 7.04% , outstanding 5,973,456 shares in 2004	113	149
Common stock, $5 par value, authorized 800,000,000 shares,
issued 279,624,823 shares in 2005 and issued 321,314,760 shares in 2004	1,398	1,606
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,776	2,041
Reinvested earnings	4,702	5,667
Accumulated other comprehensive loss	(9)	(3)
Total shareholders equity	7,650	9,130
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$33,783	$34,302

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 19: Pacific Gas and Electric Company
Consolidated Statements of Cash Flows

	Year Ended
	December 31,	December 31,
	2005	2004
Cash Flows From Operating Activities
Net income	$934	$3,982
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,697	1,494
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(636)	2,580
Other deferred charges and noncurrent liabilities	21	(391)
Net effect of changes in operating assets and liabilities:
Accounts receivable	(245)	(85)
Inventories	(60)	(12)
Accounts payable	257	273
Accrued taxes/income taxes receivable	(150)	52
Regulatory balancing accounts, net	254	(590)
Other current assets	2	55
Other current liabilities	273	395
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other	19	7
Net cash provided by operating activities	2,366	1,838
Cash Flows From Investing Activities
Capital expenditures	(1,803)	(1,559)
Net proceeds from sale of assets	39	35
Decrease (increase) in restricted cash	434	(1,577)
Proceeds from nuclear decommissioning trust investments	2,918	1,821
Investment in nuclear decommissioning trust	(3,008)	(1,972)
Other	61	(27)
Net cash used in investing activities	(1,359)	(3,279)
Cash Flows From Financing Activities
Net borrowings under accounts receivable facility and working capital facility	260	300
Net repayments under working capital facility	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $107 million in 2004	451	7,742
Proceeds from issuance of energy recovery bonds, net of issuance costs of $21 million in 2005	2,711	-
Long-term debt matured, redeemed or repurchased	(1,554)	(8,402)
Rate reduction bonds matured	(290)	(290)
Energy recovery bonds matured	(140)	-
Preferred stock dividends paid	(16)	(90)
Common stock dividends paid	(445)	-
Preferred stock with mandatory redemption provisions redeemed	(122)	(15)
Preferred stock without mandatory redemption provisions redeemed	(37)	-
Common stock repurchased	(1,910)	-
Other	65	-
Net cash used in financing activities	(1,327)	(755)
Net change in cash and cash equivalents	(320)	(2,196)
Cash and cash equivalents at January 1	783	2,979
Cash and cash equivalents at December 31	$463	$783

Table 19 (continued): Pacific Gas and Electric Company
Consolidated Statements of Cash Flows

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$16
Cash paid for:
Interest (net of amounts capitalized)	390	512
Income taxes paid, net	1,397	109
Reorganization professional fees and expenses	-	61
Supplemental disclosures of noncash investing and financing activities
Transfer of liabilities and other payables subject to compromise (to) from operating assets and liabilities	$-	$(2,877)
Equity contribution for settlement of POR payable	-	(129)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Table 20: Pacific Gas and Electric Company
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

	Preferred Stock Without Mandatory Redemption Provisions	Common Stock	Additional Paid-in Capital	Common Stock Held by Subsidiary	Reinvested Earnings	Accumu- lated Other Compre- hensive Income (Loss)	Total Share- holders' Equity	Comprehensive Income (Loss)
Balance at December 31, 2002	$294	$1,606	$1,964	$(475)	$805	$-	$4,194
Net income	-	-	-	-	923	-	923	$923
Retirement plan remeasurement (net of income tax benefit of $2 million)	-	-	-	-	-	(3)	(3)	(3)
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax benefit of $2 million)	-	-	-	-	-	(3)	(3)	(3)
Comprehensive income								$917
Preferred stock dividend	-	-	-	-	(22)	-	(22)
Balance at December 31, 2003	$294	$1,606	$1,964	$(475)	$1,706	$(6)	$5,089
Net Income	-	-	-	-	3,982	-	3,982	$3,982
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
Comprehensive income								$3,985
Equity contribution for settlement of POR payable (net of income taxes of $52 million)	-	-	77	-	-	-	77
Preferred stock dividend	-	-	-	-	(21)	-	(21)
Balance at December 31, 2004	$294	$1,606	$2,041	$(475)	$5,667	$(3)	$9,130
Net income	-	-	-	-	934	-	934	$934
Minimum pension liability adjustment (net of income tax benefit of $4 million)	-	-	-	-	-	(6)	(6)	(6)
Comprehensive income								$928

Common stock repurchased	-	(208)	(266)	-	(1,436)	-	(1,910)
Common stock dividend	-	-	-	-	(445)	-	(445)
Preferred stock redeemed	(36)	-	1	-	(2)	-	(37)
Preferred stock dividend	-	-	-	-	(16)	-	(16)
Balance at December 31, 2005	$258	$1,398	$1,776	$(475)	$4,702	$(9)	$7,650

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2005.